Exhibit 4.1

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Robert M. Johnson, Esq.

THIRD SUPPLEMENTAL INDENTURE

DATED AS OF JULY 1, 2020

SUPPLEMENT TO INDENTURE OF MORTGAGE

DATED AS OF JUNE 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

ISSUER (MORTGAGOR)

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

TRUSTEE (MORTGAGEE)

EXHIBIT A FORM OF 3.75% FIRST MORTGAGE BOND DUE 2028

EXHIBIT B FORM OF 3.45% FIRST MORTGAGE BOND DUE 2025

EXHIBIT C FORM OF 4.95% FIRST MORTGAGE BOND DUE 2050

EXHIBIT D FORM OF 4.55% FIRST MORTGAGE BOND DUE 2030

i

THIRD SUPPLEMENTAL INDENTURE, dated as of July 1, 2020 (this “SUPPLEMENTAL INDENTURE”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “COMPANY”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized under the laws of the United States of America, as Trustee under the Mortgage Indenture (as hereinafter defined) (the “TRUSTEE”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “MORTGAGE INDENTURE”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. The Company has heretofore executed and delivered to the 2005 Unsecured Note Trustee (as defined below) an Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as previously amended and supplemented, the “2005 Unsecured Indenture”) between the Company and BOKF, N.A., as successor trustee (the “2005 Unsecured Note Trustee”) pursuant to which the following series of unsecured notes have been issued:

(i) 2.45% Senior Notes due 2022 (the “2.45% Senior Notes due 2022”);

(ii) 4.25% Senior Notes due 2021 (the “4.25% Senior Notes due 2021”);

(iii) 3.25% Senior Notes due 2021 (the “3.25% Senior Notes due 2021”);

(iv) 3.50% Senior Notes due 2020 (the “3.50% Senior Notes due 2020” and, collectively with the 2.45% Senior Notes due 2022, the 4.25% Senior Notes due 2021 and the 3.25% Senior Notes due 2021, the “Short-Term Exchange Notes”);

(v) 5.125% Senior Notes due 2043 (the “5.125% Senior Notes due 2043”);

(vi) 5.40% Senior Notes due 2040 (the “5.40% Senior Notes due 2040”);

(vii) 6.25% Senior Notes due 2039 (the “6.25% Senior Notes due 2039”);

(viii) 5.80% Senior Notes due 2037 (the “5.80% Senior Notes due 2037”);

(ix) 6.05% Senior Notes due 2034 (the “6.05% Senior Notes due 2034”); and

(x) 6.35% Senior Notes due 2038 (the “6.35% Senior Notes due 2038” and, collectively with the 5.125% Senior Notes due 2043, the 5.40% Senior Notes due 2040, the 6.25% Senior Notes due 2039, the 5.80% Senior Notes due 2037 and the 6.05% Senior Notes due 2034, the “Long-Term Exchange Notes”, and together with the Short-Term Exchange Notes, the “Exchange Notes”).

D. Section 14.01(f) of the Mortgage Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Mortgage Indenture to establish the form or terms of Bonds of any series as contemplated by Sections 2.01 and 3.01 of the Mortgage Indenture.

E. The Company desires in and by this Supplemental Indenture (i) to create two (2) series of Bonds designated as 3.75% First Mortgage Bond Due 2028 and 3.45% First Mortgage Bond Due 2025 (collectively, the “Short-Term Exchange Mortgage Bonds”), in the forms set forth in Exhibit A and Exhibit B, respectively, attached hereto, to be issued under the Mortgage Indenture and each such series of Short-Term Exchange Mortgage Bonds is to be in the aggregate of the outstanding principal amount of the applicable series of the Short-Term Exchange Notes, (ii) to create two (2) series of Bonds designated as 4.95% First Mortgage Bond Due 2050 and 4.55% First Mortgage Bond Due 2030 (collectively, the “Long-Term Exchange Mortgage Bonds” and, together with the Short-Term Exchange Mortgage Bonds, the “Exchange Mortgage Bonds”), in the forms set forth in Exhibit C and Exhibit D, respectively, attached hereto, to be issued under the Mortgage Indenture and each such series of Long-Term Exchange Mortgage Bonds is to be in the aggregate of the outstanding principal amount of the applicable series of the Long-Term Exchange Notes, (iii) to designate such series of Exchange Mortgage Bonds and set forth the maturity date or dates, interest rate or rates and establish the form or terms of such Exchange Mortgage Bonds and (iv) to deliver such series of Exchange Mortgage Bonds to the applicable holders of the Exchange Notes.

F. The execution and delivery of this Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

G. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Officer’s Certificate and Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

H. The Company has done all things necessary to make this Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of Exchange Mortgage Bonds, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II

ESTABLISHMENT OF 3.75% FIRST MORTGAGE BOND DUE 2028

SECTION 1. There is hereby created a twenty-sixth series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.75% First Mortgage Bond Due 2028” of the Company (“Bond of the Twenty-Sixth Series”). The Bond of the Twenty-Sixth Series shall be fully registered in the name of and delivered to the holders from time to time of the Short-Term Exchange Notes.

(a) The Bond of the Twenty-Sixth Series shall be initially issued in the aggregate principal amount of $875,000,000.

(b) The Bond of the Twenty-Sixth Series shall be dated July 1, 2020. The Bond of the Twenty-Sixth Series shall mature on July 1, 2028, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Sixth Series from its issue date until the entire principal amount of the Bond of the Twenty-Sixth Series is paid. The Bond of the Twenty-Sixth Series shall bear interest at the rate of 3.75% per annum.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Sixth Series is as set forth in Exhibit A hereto.

(e) The Bond of the Twenty-Sixth Series shall be subject to redemption at the times and in the amounts as set forth in Exhibit A hereto.

SECTION 2. The form of the Bond of the Twenty-Sixth Series is set forth in Exhibit A hereto and is hereby incorporated herein and made a part hereof.

ARTICLE III

ESTABLISHMENT OF 3.45% FIRST MORTGAGE BOND DUE 2025

SECTION 1. There is hereby created a twenty-seventh series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.45% First Mortgage Bond Due 2025” of the Company (“Bond of the Twenty-Seventh Series”). The Bond of the Twenty-Seventh Series shall be fully registered in the name of and delivered to the holders from time to time of the Short-Term Exchange Notes

(a) The Bond of the Twenty-Seventh Series shall be initially issued in the aggregate principal amount of $875,000,000.

(b) The Bond of the Twenty-Seventh Series shall be dated July 1, 2020. The Bond of the Twenty-Seventh Series shall mature on July 1, 2025, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Seventh Series from its issue date until the entire principal amount of the Bond of the Twenty-Seventh Series is paid. The Bond of the Twenty-Seventh Series shall bear interest at the rate of 3.45% per annum.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Seventh Series is as set forth in Exhibit B hereto.

(e) The Bond of the Twenty-Seventh Series shall be subject to redemption at the times and in the amounts as set forth in Exhibit B hereto.

SECTION 2. The form of the Bond of the Twenty-Seventh Series is set forth in Exhibit B hereto and is hereby incorporated herein and made a part hereof.

ARTICLE IV

ESTABLISHMENT OF 4.95% FIRST MORTGAGE BOND DUE 2050

SECTION 1. There is hereby created a twenty-eighth series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.95% First Mortgage Bond Due 2050” of the Company (“Bond of the Twenty-Eighth Series”). The Bond of the Twenty-Eighth Series shall be fully registered in the name of and delivered to the holders from time to time of the Long-Term Exchange Notes.

(a) The Bond of the Twenty-Eighth Series shall be initially issued in the aggregate principal amount of $3,100,000,000.

(b) The Bond of the Twenty-Eighth Series shall be dated July 1, 2020. The Bond of the Twenty-Eighth Series shall mature on July 1, 2050, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Eighth Series from its issue date until the entire principal amount of the Bond of the Twenty-Eighth Series is paid. The Bond of the Twenty-Eighth Series shall bear interest at the rate of 4.95% per annum.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Eighth Series shall be equal to the principal of and premium is as set forth in Exhibit C hereto.

(e) The Bond of the Twenty-Eighth Series shall be subject to redemption at the times and in the amounts as set forth in Exhibit C hereto.

SECTION 2. The form of the Bond of the Twenty-Eighth Series is set forth in Exhibit C hereto and is hereby incorporated herein and made a part hereof.

ARTICLE V

ESTABLISHMENT OF 4.55% FIRST MORTGAGE BOND DUE 2030

SECTION 1. There is hereby created a twenty-ninth series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.55% First Mortgage Bond Due 2030” of the Company (“Bond of the Twenty-Ninth Series”). The Bond of the Twenty-Ninth Series shall be fully registered in the name of and delivered to the holders from time to time of the Long-Term Exchange Notes.

(a) The Bond of the Twenty-Ninth Series shall be initially issued in the aggregate principal amount of $3,100,000,000.

(b) The Bond of the Twenty-Ninth Series shall be dated July 1, 2020. The Bond of the Twenty-Ninth Series shall mature on July 1, 2030, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Ninth Series from its issue date until the entire principal amount of the Bond of the Twenty-Ninth Series is paid. The Bond of the Twenty-Ninth Series shall bear interest at the rate of 4.55% per annum.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Ninth Series shall be equal to the principal of and premium is as set forth in Exhibit D hereto.

(e) The Bond of the Twenty-Ninth Series shall be subject to redemption at the times and in the amounts as set forth in Exhibit D hereto.

SECTION 2. The form of the Bond of the Twenty-Ninth Series is set forth in Exhibit D hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VI

ISSUE OF EXCHANGE MORTGAGE BONDS

SECTION 1. Each series of the Exchange Mortgage Bonds may be executed, authenticated and delivered as permitted by the provisions of Section 5.02, 5.03 or 5.04 of the Mortgage Indenture.

ARTICLE VII

GLOBAL BONDS; APPOINTMENT OF DEPOSITARY FOR GLOBAL BONDS

The Exchange Mortgage Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all Exchange Mortgage Bonds, and the Exchange Mortgage Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Exchange Mortgage Bonds or any transactions between the Depositary and beneficial owners.

ARTICLE VIII

NO SINKING FUND

No sinking fund is provided for any of the Exchange Mortgage Bonds.

ARTICLE IX

PAYING AGENT AND BOND REGISTRAR

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Exchange Mortgage Bonds.

ARTICLE X

TRUSTEE

SECTION 1. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

ARTICLE XI

MISCELLANEOUS

SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Mortgage Indenture, as amended, shall be deemed to be incorporated in, and made a part of, this Supplemental Indenture; and the Mortgage Indenture as supplemented and amended by this Supplemental Indenture is in all respects ratified and confirmed; and the Mortgage Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 2. Nothing in this Supplemental Indenture is intended, or shall be construed to give to any person or corporation, other than the parties hereto and the holders of the Exchange Mortgage Bonds issued and to be issued under and in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of the Exchange Mortgage Bonds issued and to be issued under the Mortgage Indenture and secured thereby.

SECTION 3. All covenants, stipulations and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind and (subject to the provisions of the Mortgage Indenture) inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 4. The headings of the several Articles of this Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 5. This Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 6. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 7. The laws of the State of New York shall govern this Supplemental Indenture and the Exchange Mortgage Bonds, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 8. In case any provision in this Supplemental Indenture or the Exchange Mortgage Bond shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY,
as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker
Name: Margaret K. Becker
Title: Senior Director and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee (Mortgagee)

By:	/s/ Charles G. Nelson
Name: Charles G. Nelson
Title: Vice President

[Signature Page to Supplemental Indenture]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF SAN FRANCISCO	}

On June 4, 2020, before me, Jolie F. Ocampo, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal. /s/ Jolie F. Ocampo
Signature Jolie Franchesca Ocampo Notary Public – California San Francisco County Commission #2221172 My Comm. Expires Dec. 6, 2021

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF FLORIDA	}
}
COUNTY OF DUVAL	}

On June 30, 2020, before me, Joshua P. Kakareka, personally appeared Charles G. Nelson, a Vice President of The Bank of New York Mellon Trust Company, N.A. and who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
/s/ Joshua P. Kakareka Joshua P. Kakareka Notary Public State of Florida Comm# GG931852 Expires 11/13/2023

(Seal)

EXHIBIT A

[FORM OF BOND OF THE TWENTY-SIXTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $________________	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.75%

MATURITY DATE: July 1, 2028	INTEREST PAYMENT DATES: January 1 and July 1 of each year, commencing January 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

A-1

PACIFIC GAS AND ELECTRIC COMPANY

3.75% FIRST MORTGAGE BOND DUE 2028

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including July 2, 2020 or, in the case of a 3.75% First Mortgage Bond Due 2028 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing January 1, 2021, at the rate of 3.75% per annum until the principal hereof is paid or made available for payment). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 3.75% First Mortgage Bond Due 2028 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the month next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from July 2, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

A-2

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

A-3

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

A-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Sixth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

A-5

[FORM OF REVERSE OF BOND OF THE TWENTY-SIXTH SERIES]

This 3.75% First Mortgage Bond due 2028 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part, at any time after the Original Issue Date and prior to the Maturity Date, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Bonds of this series to be redeemed; or

(b) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Bonds of this series to be so redeemed (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 0.25%, plus, in either of the above cases, accrued and unpaid interest on the principal amount of the Bonds of this series being redeemed to but not including the Redemption Date.

For the purposes of this Bond:

“Adjusted Treasury Rate” means, with respect to any Redemption Date on which any Bonds are being redeemed:

(a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519) Selected Interest Rates” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(b) if such release (or any successor publication) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in (i) any place of payment or other location specified in the Bonds or the Mortgage Indenture or (ii) the location of the Company’s principal place of business or the Corporate Trust Office of the Trustee, are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by the Mortgage Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the Remaining Life of the Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Bonds to be redeemed.

A-6

“Comparable Treasury Price” means, with respect to any Redemption Date on which the Bonds are being redeemed, (a) the average of five (5) Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than five (5) such Reference Treasury Dealer Quotations, the average of all quotations obtained.

“Dealer” means a primary U.S. Government Securities dealer in the United States.

“Independent Investment Banker” means a Dealer appointed by the Company.

“Reference Treasury Dealer” means Barclays Capital Inc., J.P. Morgan Securities LLC, the Independent Investment Banker and Dealers acceptable to the Independent Investment Banker and their respective successors; provided, however, that if any of the foregoing shall cease to be a Dealer, the Company will select a substitute Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Life,” as of any date of calculation, means the remaining term of the Bonds.

“Remaining Scheduled Payments” means, with respect to the Bonds that the Company is redeeming, the remaining scheduled payments of principal and interest that would be due after the applicable Redemption Date if such Bond were not redeemed. However, if the Redemption Date is not a scheduled Interest Payment Date with respect to that Bond, the amount of the next succeeding scheduled interest payment on that Bond will be reduced by the amount of interest accrued on such Bond to the Redemption Date.

“U.S. Government Securities” means securities which are (a) direct obligations of the United States of America for the payment on which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and which in the case of (a) and (b) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Security or a specific payment of interest on or principal of any such U.S. Government Security held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Security evidenced by such depository receipt.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and sent not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed at the Holder’s registered address. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

A-7

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

A-8

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Sixth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

A-9

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-10

EXHIBIT B

[FORM OF BOND OF THE TWENTY-SEVENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $__________________	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.45%

MATURITY DATE: July 1, 2025	INTEREST PAYMENT DATES: January 1 and July 1 of each year, commencing January 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

3.45% FIRST MORTGAGE BOND DUE 2025

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including July 2, 2020 or, in the case of a 3.45% First Mortgage Bond Due 2025 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing January 1, 2021 at the rate of 3.45% per annum until the principal hereof is paid or made available for payment). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 3.45% First Mortgage Bond Due 2025 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the month next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from July 2, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Seventh Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-SEVENTH SERIES]

This 3.45% First Mortgage Bond due 2025 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part, at any time after the Original Issue Date and prior to the Maturity Date, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Bonds of this series to be redeemed; or

(b) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Bonds of this series to be so redeemed (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 0.25%, plus, in either of the above cases, accrued and unpaid interest on the principal amount of the Bonds of this series being redeemed to but not including the Redemption Date.

For the purposes of this Bond:

“Adjusted Treasury Rate” means, with respect to any Redemption Date on which any Bonds are being redeemed:

(a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519) Selected Interest Rates” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

(b) if such release (or any successor publication) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in (i) any place of payment or other location specified in the Bonds or the Mortgage Indenture or (ii) the location of the Company’s principal place of business or the Corporate Trust Office of the Trustee, are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by the Mortgage Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the Remaining Life of the Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Bonds to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date on which the Bonds are being redeemed, (a) the average of five (5) Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than five (5) such Reference Treasury Dealer Quotations, the average of all quotations obtained.

“Dealer” means a primary U.S. Government Securities dealer in the United States.

“Independent Investment Banker” means a Dealer appointed by the Company.

“Reference Treasury Dealer” means Barclays Capital Inc., J.P. Morgan Securities LLC, the Independent Investment Banker and Dealers acceptable to the Independent Investment Banker and their respective successors; provided, however, that if any of the foregoing shall cease to be a Dealer, the Company will select a substitute Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Life,” as of any date of calculation, means the remaining term of the Bonds.

“Remaining Scheduled Payments” means, with respect to the Bonds that the Company is redeeming, the remaining scheduled payments of principal and interest that would be due after the applicable Redemption Date if such Bond were not redeemed. However, if the Redemption Date is not a scheduled Interest Payment Date with respect to that Bond, the amount of the next succeeding scheduled interest payment on that Bond will be reduced by the amount of interest accrued on such Bond to the Redemption Date.

“U.S. Government Securities” means securities which are (a) direct obligations of the United States of America for the payment on which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and which in the case of (a) and (b) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Security or a specific payment of interest on or principal of any such U.S. Government Security held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Security evidenced by such depository receipt.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and sent not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed at the Holder’s registered address. If money sufficient to pay the redemption price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Seventh Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

[FORM OF BOND OF THE TWENTY-EIGHTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $___________________	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.95%

MATURITY DATE: July 1, 2050	INTEREST PAYMENT DATES: January 1 and July 1 of each year, commencing January 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depositary Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

4.95% FIRST MORTGAGE BOND DUE 2050

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depositary Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including July 2, 2020 or, in the case of a 4.95% First Mortgage Bond Due 2050 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing January 1, 2021, at the rate of 4.95% per annum until the principal hereof is paid or made available for payment). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 4.95% First Mortgage Bond Due 2050 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 15 and June 15 preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from July 2, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Eighth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-EIGHTH SERIES ]

This 4.95% First Mortgage Bond due 2050 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to January 1, 2050 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(a) 100% of the principal amount of the Bonds to be redeemed; or

(b) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Bonds to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of the Bonds was January 1, 2050 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after January 1, 2050 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Bonds to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

For purposes of this Bond:

“Adjusted Treasury Rate” means, with respect to any Redemption Date on which the Bonds are being redeemed pursuant to the redemption terms of a Bond, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of this Bond, assuming, for such purpose, that this Bond matured on January 1, 2050 (the date that is six months prior to the Maturity Date), that would be used, at the time of the selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Bond to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date on which the Bonds are being redeemed pursuant to the redemption terms of a Bond, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or (b) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Primary Treasury Dealer” means a primary dealer in U.S. Government Securities.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company in respect of the Bonds.

“Reference Treasury Dealer”, means (1) Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors, unless any of them ceases to be a Primary Treasury Dealer, in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to the Bonds that the Company is redeeming pursuant to the redemption terms of a Bond, the remaining scheduled payments of principal and interest that would be due after the applicable Redemption Date if the Bond were not redeemed. However, if the Redemption Date is not a scheduled Interest Payment Date with respect to the Bond, the amount of the next succeeding scheduled interest payment on the Bond will be reduced by the amount of interest accrued on the Bond to the Redemption Date.

“U.S. Government Securities” means securities which are (a) direct obligations of the United States of America for the payment on which its full faith and credit is pledged or (b) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and which in the case of (a) and (b) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Security or a specific payment of interest on or principal of any such U.S. Government Security held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Security evidenced by such depository receipt.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Bonds being redeemed. If money sufficient to pay the Redemption Price of the Bonds (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bond or portions thereof shall cease to bear interest. Bonds of this series in denominations larger than $100,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Eighth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

[FORM OF BOND OF THE TWENTY-NINTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $_________________	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.55%

MATURITY DATE: July 1, 2030	INTEREST PAYMENT DATE: January 1 and July 1 of each year, commencing January 1, 2021	THIS BOND IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depositary Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

4.55% FIRST MORTGAGE BOND DUE 2030

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depositary Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including July 2, 2020 or, in the case of a 4.55% First Mortgage Bond Due 2030 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing January 1, 2021, at the rate of 4.55% per annum until the principal hereof is paid or made available for payment). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 4.55% First Mortgage Bond Due 2030 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 15 and June 15 preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from July 2, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Bonds shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Ninth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-NINTH SERIES ]

This 4.55% First Mortgage Bond due 2030 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to January 1, 2030 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(a) 100% of the principal amount of the Bonds to be redeemed; or

(b) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Bonds to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of the Bonds was January 1, 2030 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after January 1, 2030 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Bonds to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

For purposes of this Bond:

“Adjusted Treasury Rate” means, with respect to any Redemption Date on which the Bonds are being redeemed pursuant to the redemption terms of a Bond, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of this Bond, assuming, for such purpose, that this Bond matured on January 1, 2030 (the date that is six months prior to the Maturity Date), that would be used, at the time of the selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Bond to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date on which the Bonds are being redeemed pursuant to the redemption terms of a Bond, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or (b) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Primary Treasury Dealer” means a primary dealer in U.S. Government Securities.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company in respect of the Bonds.

“Reference Treasury Dealer”, means Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, and their respective successors, unless any of them ceases to be a Primary Treasury Dealer, in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to the Bonds that the Company is redeeming pursuant to the redemption terms of a Bond, the remaining scheduled payments of principal and interest that would be due after the applicable Redemption Date if the Bond were not redeemed. However, if the Redemption Date is not a scheduled Interest Payment Date with respect to the Bond, the amount of the next succeeding scheduled interest payment on the Bond will be reduced by the amount of interest accrued on the Bond to the Redemption Date.

“U.S. Government Securities” means securities which are (a) direct obligations of the United States of America for the payment on which its full faith and credit is pledged or (b) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and which in the case of (a) and (b) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Security or a specific payment of interest on or principal of any such U.S. Government Security held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Security evidenced by such depository receipt.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Bonds being redeemed. If money sufficient to pay the Redemption Price of the Bonds (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bond or portions thereof shall cease to bear interest. Bonds of this series in denominations larger than $100,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Bond in part only, a new Bond or Bonds of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon surrender hereof.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Ninth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.